Financial Instruments - Financial Assets (Detail) (AUD)	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Financial assets:
Cash and cash equivalents	23,742,422	23,649,417	15,089,209	23,271,766
Accounts receivable	2,167,867	2,282,888	4,889,783
Financial instruments	0	0	83,339
Total financial assets	25,910,289	25,932,305	20,062,331
Debt:
Long term secured loan	15,857,966	0	0
Net financial assets	10,052,323	25,932,305	20,062,331